Supplement to the Fidelity® Advisor
High Income Fund Class A, Class T, Class B, and Class C
December 29, 2000
Prospectus

The following information replaces similar information found in the "Fund Management" section on page 23.

Matthew Conti is manager of Fidelity Advisor High Income Fund, a position he has held since February 2001. Since joining Fidelity in 1995, Mr. Conti has worked as an analyst and manager.

AHI-01-01 February 16, 2001
1.728372.102

Supplement to the Fidelity® Advisor High Income Fund Institutional Class December 29, 2000
Prospectus

The following information replaces similar information found in the "Fund Management" section on page 21.

Matthew Conti is manager of Fidelity Advisor High Income Fund, a position he has held since February 2001. Since joining Fidelity in 1995, Mr. Conti has worked as an analyst and manager.

AHII-01-01 February 16, 2001
1.754057.100